Exhibit 99.1

Lamb Weston Holdings, Inc.

Recast Financial Statements – Company Consolidated

(unaudited, in millions)

	For the Fifty-Two Weeks Ended
	May 28,	May 29,	May 30,
	2023	2022	2021
Net sales
North America	$4,249.4	$3,497.3	$3,034.7
International	1,101.2	601.6	636.2
Total reported net sales	$5,350.6	$4,098.9	$3,670.9

Segment Income (Loss) (a)
North America	$989.8	$552.1	$512.8
International	$554.6	$(52.6)	$63.3

Segment Adjusted EBITDA
North America	$1,162.3	$711.6	$664.4
International	$231.0	$78.2	$131.4

	For the Thirteen Weeks Ended
	August 28,	November 27,	February 26,	May 28,
	2022	2022	2023	2023
Net sales
North America	$955.6	$1,062.5	$1,070.8	$1,160.5
International	170.0	214.0	182.8	534.4
Total reported net sales	$1,125.6	$1,276.5	$1,253.6	$1,694.9

Segment Income (a)
North America	$190.5	$256.9	$290.0	$252.4
International	$32.4	$43.5	$36.4	$442.3

Segment Adjusted EBITDA
North America	$231.8	$299.6	$333.0	$297.9
International	$33.1	$60.2	$54.1	$83.6

	For the Thirteen Weeks Ended
	August 29,	November 28,	February 27,	May 29,
	2021	2021	2022	2022
Net sales
North America	$820.9	$872.3	$814.6	$989.5
International	163.3	134.3	140.4	163.6
Total net sales	$984.2	$1,006.6	$955.0	$1,153.1

Segment Income (Loss) (a)
North America	$100.3	$140.5	$146.8	$164.5
International	$(9.4)	$8.3	$11.3	$(62.8)

Segment Adjusted EBITDA
North America	$138.5	$180.9	$186.8	$205.4
International	$8.9	$23.9	$27.0	$18.4

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information.

Lamb Weston Holdings, Inc.

Recast Financial Statements – Supplemental Net Sales Growth Information

(unaudited)

	For the Thirteen Weeks Ended
	August 28,	November 27,	February 26,	May 28,	Fiscal
	2022	2022	2023	2023	2023
Net sales growth (decline)
North America
Price/Mix	21%	31%	32%	23%	28%
Volume	(5)%	(9)%	(1)%	(6)%	(6)%
Year-over-year growth rates	16%	22%	31%	17%	22%
International
Price/Mix	9%	23%	26%	56%	30%
Volume	(5)%	36%	4%	171%	53%
Year-over-year growth rates	4%	59%	30%	227%	83%
Total Company
Price/Mix	19%	30%	31%	24%	26%
Volume	(5)%	(3)%	—	23%	5%
Year-over-year growth rates	14%	27%	31%	47%	31%

	For the Thirteen Weeks Ended
	August 29,	November 28,	February 27,	May 29,	Fiscal
	2021	2021	2022	2022	2022
Net sales growth (decline)
North America
Price/Mix	1%	5%	11%	17%	9%
Volume	11%	13%	2%	—	6%
Year-over-year growth rates	12%	18%	13%	17%	15%
International
Price/Mix	5%	7%	6%	—	5%
Volume	12%	(21)%	(27)%	—	(10)%
Year-over-year growth rates	17%	(14)%	(21)%	—	(5)%
Total Company
Price/Mix	2%	6%	12%	15%	9%
Volume	11%	6%	(5)%	(1)%	3%
Year-over-year growth rates	13%	12%	7%	14%	12%

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information.

Lamb Weston Holdings, Inc.

Recast Financial Statements – Supplemental Non-GAAP Information

(unaudited, in millions)

	For the Fifty-Two Weeks Ended
	May 28,	May 29,	May 30,
	2023	2022	2021
Segment Income (Loss) (a)
North America	$989.8	$552.1	$512.8
International	554.6	(52.6)	63.3
Unallocated corporate costs (b)	(201.7)	(65.8)	(49.5)
Income before interest and income taxes	1,342.7	433.7	526.6
Interest expense, net	109.2	161.0	118.3
Income tax expense	224.6	71.8	90.5
Net income	$1,008.9	$200.9	$317.8

	For the Thirteen Weeks Ended
	August 28,	November 27,	February 26,	May 28,
	2022	2022	2023	2023
Segment Income (a)
North America	$190.5	$256.9	$290.0	$252.4
International	32.4	43.5	36.4	442.3
Unallocated corporate (costs) income (b)	108.7	(135.9)	(83.4)	(91.1)
Income before interest and income taxes	331.6	164.5	243.0	603.6
Interest expense, net	26.0	24.6	25.8	32.8
Income tax expense	73.7	36.8	42.1	72.0
Net income	$231.9	$103.1	$175.1	$498.8

	For the Thirteen Weeks Ended
	August 29,	November 28,	February 27,	May 29,
	2021	2021	2022	2022
Segment Income (Loss) (a)
North America	$100.3	$140.5	$146.8	$164.5
International	(9.4)	8.3	11.3	(62.8)
Unallocated corporate (costs) income (b)	(24.5)	(24.3)	5.4	(22.4)
Income before interest and income taxes	66.4	124.5	163.5	79.3
Interest expense, net	27.9	82.4	25.8	24.9
Income tax expense	8.7	9.6	31.1	22.4
Net income	$29.8	$32.5	$106.6	$32.0

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information.

Lamb Weston Holdings, Inc.

Recast Annual Financial Statements – Supplemental Non-GAAP Information

(unaudited, in millions)

Fifty-Two Weeks Ended May 28, 2023	Segment Income (Loss) (a)	Less: Equity Method Investment Earnings (Loss)	Depreciation and Amortization	EBITDA Excluding Unconsolidated Joint Ventures	Equity Method Investment Earnings (Loss)	Interest Expense, Income Tax Expense, and Depreciation and Amortization Included in Equity Method Investment Earnings (Loss)	EBITDA Including Unconsolidated Joint Ventures
North America
As reported	$989.8	$22.3	$164.0	$1,131.5	$22.3	$8.5	$1,162.3
Adjusted	989.8	22.3	164.0	1,131.5	22.3	8.5	1,162.3

International
As reported	554.6	469.5	52.2	137.3	469.5	22.1	628.9
Items impacting comparability:
Inventory step-up from acquisition (c)	27.0	—	—	27.0	—	—	27.0
Acquisition-related items, net (c)	0.9	—	—	0.9	—	—	0.9
Gain on acquisition of interest in joint ventures (c)	(425.8)	(425.8)	—	—	(425.8)	—	(425.8)
Adjusted	156.7	43.7	52.2	165.2	43.7	22.1	231.0

Unallocated corporate costs
As reported	(201.7)	(31.2)	2.1	(168.4)	(31.2)	(1.5)	(201.1)
Items impacting comparability:
Acquisition-related items, net (c)	(22.7)	—	—	(22.7)	—	—	(22.7)
Unrealized derivative losses (d)	74.4	32.7	—	41.7	32.7	—	74.4
Foreign currency exchange losses (f)	5.5	—	—	5.5	—	—	5.5
Adjusted	(144.5)	1.5	2.1	(143.9)	1.5	(1.5)	(143.9)
Total Company Adjusted	$1,002.0	$67.5	$218.3	$1,152.8	$67.5	$29.1	$1,249.4

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information. Quarterly information shown after Notes.

Lamb Weston Holdings, Inc.

Recast Annual Financial Statements – Supplemental Non-GAAP Information

(unaudited, in millions)

Fifty-Two Weeks Ended May 29, 2022	Segment Income (Loss) (a)	Less: Equity Method Investment Earnings (Loss)	Depreciation and Amortization	EBITDA Excluding Unconsolidated Joint Ventures	Equity Method Investment Earnings (Loss)	Interest Expense, Income Tax Expense, and Depreciation and Amortization Included in Equity Method Investment Earnings (Loss)	EBITDA Including Unconsolidated Joint Ventures
North America
As reported	$552.1	$15.2	$154.1	$691.0	$15.2	$5.4	$711.6
Adjusted	552.1	15.2	154.1	691.0	15.2	5.4	711.6

International
As reported	(52.6)	(56.4)	31.5	35.3	(56.4)	36.6	15.5
Items impacting comparability:
Write-off of net investment in Russia (e)	62.7	62.7	—	—	62.7	—	62.7
Adjusted	10.1	6.3	31.5	35.3	6.3	36.6	78.2

Unallocated corporate costs
As reported	(65.8)	30.5	1.7	(94.6)	30.5	—	(64.1)
Items impacting comparability:
Unrealized derivative losses (gains) (d)	(18.3)	(26.5)	—	8.2	(26.5)	—	(18.3)
Foreign currency exchange losses (gains)	(0.7)	(4.0)	—	3.3	(4.0)	—	(0.7)
Adjusted	(84.8)	—	1.7	(83.1)	—	—	(83.1)
Total Company Adjusted	$477.4	$21.5	$187.3	$643.2	$21.5	$42.0	$706.7

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information. Quarterly information shown after Notes.

Lamb Weston Holdings, Inc.

Recast Annual Financial Statements – Supplemental Non-GAAP Information

(unaudited, in millions)

Fifty-Two Weeks Ended May 30, 2021	Segment Income (Loss) (a)	Less: Equity Method Investment Earnings (Loss)	Depreciation and Amortization	EBITDA Excluding Unconsolidated Joint Ventures	Equity Method Investment Earnings (Loss)	Interest Expense, Income Tax Expense, and Depreciation and Amortization Included in Equity Method Investment Earnings (Loss)	EBITDA Including Unconsolidated Joint Ventures
North America
As reported	$512.8	$20.6	$146.4	$638.6	$20.6	$5.2	$664.4
Adjusted	512.8	20.6	146.4	638.6	20.6	5.2	664.4

International
As reported	63.3	18.1	34.2	79.4	18.1	33.9	131.4
Adjusted	63.3	18.1	34.2	79.4	18.1	33.9	131.4

Unallocated corporate costs
As reported	(49.5)	13.1	2.1	(60.5)	13.1	—	(47.4)
Items impacting comparability:
Unrealized derivative gains (d)	(31.2)	(11.3)	—	(19.9)	(11.3)	—	(31.2)
Foreign currency exchange gains	(3.1)	(1.8)	—	(1.3)	(1.8)	—	(3.1)
Adjusted	(83.8)	—	2.1	(81.7)	—	—	(81.7)
Total Company Adjusted	$492.3	$38.7	$182.7	$636.3	$38.7	$39.1	$714.1

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information. Quarterly information shown after Notes.

Notes to the Recast Financial Statements and Supplemental Non-GAAP Information

(a)	Segment income (loss) includes equity method investment earnings and losses of our joint ventures located in North America in our North America segment and the joint ventures located outside of North America in our International segment.

(b)	Unallocated corporate (costs) income include costs related to corporate support staff and services, foreign exchange gains and losses and unrealized derivative mark-to-market gains and losses. Support services include, but are not limited to, the Company’s administrative, information technology, human resources, finance, and accounting functions that are not specifically allocated to the segments.

(c)	On July 5, 2022, the Company acquired an additional 40% equity interest in Lamb Weston Alimentos Modernos S.A. (“LWAMSA”), which increased our total equity ownership from 50% to 90%, and on February 28, 2023, the Company acquired the remaining 50 percent interest in LW EMEA. The Company began consolidating LW EMEA and LWAMSA’s financial results in the Company’s Consolidated Statement of Earnings as of the respective dates of acquisition. Prior to the completion of the acquisitions, results attributable to the Company’s interests in LW EMEA and LWAMSA were recorded in “Equity method investment earnings (loss).” For more information related to these comparability items, see Note 3, Acquisitions, of the Notes to Consolidated Financial Statements in “Part II, Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the fiscal year ended May 28, 2023.

(d)	Unrealized derivative gains and losses relate to mark-to-market adjustments associated with changes in natural gas, electricity, edible oil, and other commodity derivatives, as well as currency derivatives.

(e)	In fiscal 2022, the Company recognized a non-cash impairment charge (before and after-tax) related to LW EMEA’s withdrawal from its former joint venture in Russia.

(f)	Foreign currency exchange gains and losses exclude amounts in Acquisition-related items as described in (c) above.

Lamb Weston Holdings, Inc.

Recast Quarterly Financial Statements – Supplemental Non-GAAP Information

(unaudited, in millions)

Thirteen Weeks Ended August 28, 2022	Segment Income (Loss) (a)	Less: Equity Method Investment Earnings (Loss)	Depreciation and Amortization	EBITDA Excluding Unconsolidated Joint Ventures	Equity Method Investment Earnings (Loss)	Interest Expense, Income Tax Expense, and Depreciation and Amortization Included in Equity Method Investment Earnings (Loss)	EBITDA Including Unconsolidated Joint Ventures
North America
As reported	$190.5	$4.5	$39.3	$225.3	$4.5	$2.0	$231.8
Adjusted	190.5	4.5	39.3	225.3	4.5	2.0	231.8

International
As reported	32.4	25.6	8.9	15.7	25.6	6.9	48.2
Items impacting comparability:
Gain on acquisition of interest in joint ventures (c)	(15.1)	(15.1)	—	—	(15.1)	—	(15.1)
Adjusted	17.3	10.5	8.9	15.7	10.5	6.9	33.1

Unallocated corporate costs
As reported	108.7	144.5	0.5	(35.3)	144.5	—	109.2
Items impacting comparability:
Unrealized derivative losses (gains) (d)	(140.5)	(144.5)	—	4.0	(144.5)	—	(140.5)
Foreign currency exchange losses	1.0	—	—	1.0	—	—	1.0
Adjusted	(30.8)	—	0.5	(30.3)	—	—	(30.3)
Total Company Adjusted	$177.0	$15.0	$48.7	$210.7	$15.0	$8.9	$234.6

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information.

Lamb Weston Holdings, Inc.

Recast Quarterly Financial Statements – Supplemental Non-GAAP Information

(unaudited, in millions)

Thirteen Weeks Ended November 27, 2022	Segment Income (Loss) (a)	Less: Equity Method Investment Earnings (Loss)	Depreciation and Amortization	EBITDA Excluding Unconsolidated Joint Ventures	Equity Method Investment Earnings (Loss)	Interest Expense, Income Tax Expense, and Depreciation and Amortization Included in Equity Method Investment Earnings (Loss)	EBITDA Including Unconsolidated Joint Ventures
North America
As reported	$256.9	$4.8	$40.6	$292.7	$4.8	$2.1	$299.6
Adjusted	256.9	4.8	40.6	292.7	4.8	2.1	299.6

International
As reported	43.5	18.0	10.2	35.7	18.0	6.5	60.2
Adjusted	43.5	18.0	10.2	35.7	18.0	6.5	60.2

Unallocated corporate costs
As reported	(135.9)	(130.1)	0.4	(5.4)	(130.1)	—	(135.5)
Items impacting comparability:
Acquisition-related items, net (c)	(26.5)	—	—	(26.5)	—	—	(26.5)
Unrealized derivative losses (gains) (d)	129.7	130.1	—	(0.4)	130.1	—	129.7
Foreign currency exchange losses (f)	1.4	—	—	1.4	—	—	1.4
Adjusted	(31.3)	—	0.4	(30.9)	—	—	(30.9)
Total Company Adjusted	$269.1	$22.8	$51.2	$297.5	$22.8	$8.6	$328.9

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information.

Lamb Weston Holdings, Inc.

Recast Quarterly Financial Statements – Supplemental Non-GAAP Information

(unaudited, in millions)

Thirteen Weeks Ended February 26, 2023	Segment Income (Loss) (a)	Less: Equity Method Investment Earnings (Loss)	Depreciation and Amortization	EBITDA Excluding Unconsolidated Joint Ventures	Equity Method Investment Earnings (Loss)	Interest Expense, Income Tax Expense, and Depreciation and Amortization Included in Equity Method Investment Earnings (Loss)	EBITDA Including Unconsolidated Joint Ventures
North America
As reported	$290.0	$7.1	$40.9	$323.8	$7.1	$2.1	$333.0
Adjusted	290.0	7.1	40.9	323.8	7.1	2.1	333.0

International
As reported	36.4	15.2	9.0	30.2	15.2	8.7	54.1
Adjusted	36.4	15.2	9.0	30.2	15.2	8.7	54.1

Unallocated corporate costs
As reported	(83.4)	(45.6)	0.3	(37.5)	(45.6)	(1.5)	(84.6)
Items impacting comparability:
Acquisition-related items, net (c)	(4.3)	—	—	(4.3)	—	—	(4.3)
Unrealized derivative losses (d)	52.2	47.1	—	5.1	47.1	—	52.2
Foreign currency exchange losses (f)	1.8	—	—	1.8	—	—	1.8
Adjusted	(33.7)	1.5	0.3	(34.9)	1.5	(1.5)	(34.9)
Total Company Adjusted	$292.7	$23.8	$50.2	$319.1	$23.8	$9.3	$352.2

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information.

Lamb Weston Holdings, Inc.

Recast Quarterly Financial Statements – Supplemental Non-GAAP Information

(unaudited, in millions)

Thirteen Weeks Ended May 28, 2023	Segment Income (Loss) (a)	Less: Equity Method Investment Earnings (Loss)	Depreciation and Amortization	EBITDA Excluding Unconsolidated Joint Ventures	Equity Method Investment Earnings (Loss)	Interest Expense, Income Tax Expense, and Depreciation and Amortization Included in Equity Method Investment Earnings (Loss)	EBITDA Including Unconsolidated Joint Ventures
North America
As reported	$252.4	$5.9	$43.2	$289.7	$5.9	$2.3	$297.9
Adjusted	252.4	5.9	43.2	289.7	5.9	2.3	297.9

International
As reported	442.3	410.7	24.1	55.7	410.7	—	466.4
Items impacting comparability:
Inventory step-up from acquisition (c)	27.0	—	—	27.0	—	—	27.0
Acquisition-related items, net (c)	0.9	—	—	0.9	—	—	0.9
Gain on acquisition of interest in joint ventures (c)	(410.7)	(410.7)	—	—	(410.7)	—	(410.7)
Adjusted	59.5	—	24.1	83.6	—	—	83.6

Unallocated corporate costs
As reported	(91.1)	—	0.9	(90.2)	—	—	(90.2)
Items impacting comparability:
Acquisition-related items, net (c)	8.1	—	—	8.1	—	—	8.1
Unrealized derivative losses (d)	33.0	—	—	33.0	—	—	33.0
Foreign currency exchange losses (f)	1.3	—	—	1.3	—	—	1.3
Adjusted	(48.7)	—	0.9	(47.8)	—	—	(47.8)
Total Company Adjusted	$263.2	$5.9	$68.2	$325.5	$5.9	$2.3	$333.7

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information.

Lamb Weston Holdings, Inc.

Recast Quarterly Financial Statements – Supplemental Non-GAAP Information

(unaudited, in millions)

Thirteen Weeks Ended August 29, 2021	Segment Income (Loss) (a)	Less: Equity Method Investment Earnings (Loss)	Depreciation and Amortization	EBITDA Excluding Unconsolidated Joint Ventures	Equity Method Investment Earnings (Loss)	Interest Expense, Income Tax Expense, and Depreciation and Amortization Included in Equity Method Investment Earnings (Loss)	EBITDA Including Unconsolidated Joint Ventures
North America
As reported	$100.3	$4.4	$37.0	$132.9	$4.4	$1.2	$138.5
Adjusted	100.3	4.4	37.0	132.9	4.4	1.2	138.5

International
As reported	(9.4)	(1.9)	8.5	1.0	(1.9)	9.8	8.9
Adjusted	(9.4)	(1.9)	8.5	1.0	(1.9)	9.8	8.9

Unallocated corporate costs
As reported	(24.5)	3.7	0.5	(27.7)	3.7	—	(24.0)
Items impacting comparability:
Unrealized derivative losses (gains) (d)	2.5	(4.3)	—	6.8	(4.3)	—	2.5
Foreign currency exchange losses	1.3	0.6	—	0.7	0.6	—	1.3
Adjusted	(20.7)	—	0.5	(20.2)	—	—	(20.2)
Total Company Adjusted	$70.2	$2.5	$46.0	$113.7	$2.5	$11.0	$127.2

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information.

Lamb Weston Holdings, Inc.

Recast Quarterly Financial Statements – Supplemental Non-GAAP Information

(unaudited, in millions)

Thirteen Weeks Ended November 28, 2021	Segment Income (Loss) (a)	Less: Equity Method Investment Earnings (Loss)	Depreciation and Amortization	EBITDA Excluding Unconsolidated Joint Ventures	Equity Method Investment Earnings (Loss)	Interest Expense, Income Tax Expense, and Depreciation and Amortization Included in Equity Method Investment Earnings (Loss)	EBITDA Including Unconsolidated Joint Ventures
North America
As reported	$140.5	$5.0	$39.1	$174.6	$5.0	$1.3	$180.9
Adjusted	140.5	5.0	39.1	174.6	5.0	1.3	180.9

International
As reported	8.3	1.9	6.7	13.1	1.9	8.9	23.9
Adjusted	8.3	1.9	6.7	13.1	1.9	8.9	23.9

Unallocated corporate costs
As reported	(24.3)	3.2	0.4	(27.1)	3.2	—	(23.9)
Items impacting comparability:
Unrealized derivative losses (gains) (d)	2.5	(3.6)	—	6.1	(3.6)	—	2.5
Foreign currency exchange losses	1.1	0.4	—	0.7	0.4	—	1.1
Adjusted	(20.7)	—	0.4	(20.3)	—	—	(20.3)
Total Company Adjusted	$128.1	$6.9	$46.2	$167.4	$6.9	$10.2	$184.5

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information.

Lamb Weston Holdings, Inc.

Recast Quarterly Financial Statements – Supplemental Non-GAAP Information

(unaudited, in millions)

Thirteen Weeks Ended February 27, 2022	Segment Income (Loss) (a)	Less: Equity Method Investment Earnings (Loss)	Depreciation and Amortization	EBITDA Excluding Unconsolidated Joint Ventures	Equity Method Investment Earnings (Loss)	Interest Expense, Income Tax Expense, and Depreciation and Amortization Included in Equity Method Investment Earnings (Loss)	EBITDA Including Unconsolidated Joint Ventures
North America
As reported	$146.8	$4.2	$38.7	$181.3	$4.2	$1.3	$186.8
Adjusted	146.8	4.2	38.7	181.3	4.2	1.3	186.8

International
As reported	11.3	4.7	7.5	14.1	4.7	8.2	27.0
Adjusted	11.3	4.7	7.5	14.1	4.7	8.2	27.0

Unallocated corporate costs
As reported	5.4	20.8	0.4	(15.0)	20.8	—	5.8
Items impacting comparability:
Unrealized derivative gains (d)	(23.3)	(19.6)	—	(3.7)	(19.6)	—	(23.3)
Foreign currency exchange losses (gains)	(0.7)	(1.2)	—	0.5	(1.2)	—	(0.7)
Adjusted	(18.6)	—	0.4	(18.2)	—	—	(18.2)
Total Company Adjusted	$139.5	$8.9	$46.6	$177.2	$8.9	$9.5	$195.6

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information.

Lamb Weston Holdings, Inc.

Recast Quarterly Financial Statements – Supplemental Non-GAAP Information

(unaudited, in millions)

Thirteen Weeks Ended May 29, 2022	Segment Income (Loss) (a)	Less: Equity Method Investment Earnings (Loss)	Depreciation and Amortization	EBITDA Excluding Unconsolidated Joint Ventures	Equity Method Investment Earnings (Loss)	Interest Expense, Income Tax Expense, and Depreciation and Amortization Included in Equity Method Investment Earnings (Loss)	EBITDA Including Unconsolidated Joint Ventures
North America
As reported	$164.5	$1.6	$39.3	$202.2	$1.6	$1.6	$205.4
Adjusted	164.5	1.6	39.3	202.2	1.6	1.6	205.4

International
As reported	(62.8)	(61.1)	8.8	7.1	(61.1)	9.7	(44.3)
Items impacting comparability:
Write-off of net investment in Russia (e)	62.7	62.7	—	—	62.7	—	62.7
Adjusted	(0.1)	1.6	8.8	7.1	1.6	9.7	18.4

Unallocated corporate costs
As reported	(22.4)	2.8	0.4	(24.8)	2.8	—	(22.0)
Items impacting comparability:
Unrealized derivative losses (gains) (d)	—	1.0	—	(1.0)	1.0	—	—
Foreign currency exchange losses (gains)	(2.4)	(3.8)	—	1.4	(3.8)	—	(2.4)
Adjusted	(24.8)	—	0.4	(24.4)	—	—	(24.4)
Total Company Adjusted	$139.6	$3.2	$48.5	$184.9	$3.2	$11.3	$199.4

See Notes to the Recast Financial Statements and Supplemental Non-GAAP Information.